Events After the Reporting Period	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Reporting Period	Events After the Reporting Period
In addition to those disclosed elsewhere in these financial statements, the following events occurring after the reporting periods are noted.
From January to April 1, 2024, the Group granted 1,419,667 ordinary share options to its employees and directors with service based vesting conditions and weighted average exercise price of USD 1.18.
Under the License Agreement with Simcere, the Group received the remainder of the upfront fee of 50 million RMB, less VAT of 2.8 million RMB (approximately USD 6.7 million) in the first quarter of 2024 (see Note 5).